  Annual Report



               Short-Term
               Bond Fund

               ------------
               May 31, 1997
               ------------

[LOGO OF T. ROWE PRICE
     APPEARS HERE]

   Report Highlights
   -----------------------------------------------------------------------------
 . The bond market was generally tepid over the last six months as the economy showed surprising strength but inflation remained subdued.

 . Due to generally rising interest rates, the Short-Term Bond Fund returned a modest 1.89% over the last six months, slightly lagging the average for similar funds. The fund returned a solid 6.28% for the fiscal year, virtually in line with the peer group.

 . Given the prospect for higher short-term rates, we maintained a defensive stance. The portfolio was concentrated in high-quality corporate and mortgage-backed securities.

 . We cannot rule out further tightening by the Federal Reserve in coming months, but expect economic growth to be moderate and inflation to remain under control.

Fellow Shareholders

The bond market was lackluster over the last six months as the economy developed considerable momentum. Seeking to preempt a rise in inflation, the Federal Reserve raised the key federal funds target in March for the first time in two years. Interest rates rose through most of the first half, although they retreated toward the end of the period when no clear evidence of accelerating inflation emerged.

    MARKET ENVIRONMENT

        The economy grew at a vigorous annualized rate of 5.8% in the first quarter of 1997, roughly double its average pace during the current six-year expansion. Consumers kept the cash registers ringing for such items as automobiles, major appliances, and furniture. With jobs being created at a rapid clip, the civilian unemployment rate dropped to 4.8% in May, its lowest level in more than two decades. After repeated warnings that it could not wait forever for the economy to slow on its own, the Federal Reserve lifted the federal funds target by a quarter-point in March to 5.5%.

--------------------
Interest Rate Levels
--------------------

                           [LINE GRAPH APPEARS HERE]


                   Five-Year          Two-Year       Federal Funds
                 Treasury Note      Treasury Note     Target Rate
05/31/96             6.55               6.18              5.25
08/31/96             6.60               6.24              5.25
11/30/96             5.90               5.66              5.25
02/28/97             6.31               6.07              5.25
05/31/97             6.60               6.29              5.50


        The Fed's objective was to avoid a repetition of the late 1980s, when labor markets became extremely tight, leading to rising wage inflation. The longer the central bank can keep inflation around its trend rate so far this decade, about 3%, the longer the economic expansion is expected to last. As shown in the chart, interest rates generally rose over the last six months, with a spike upward after the Fed tightening. However, rates subsequently fell back after it became clear that inflation was not accelerating. In particular, the employment cost index, arguably the best measure of total compensation because it includes both wages and benefits, continued to rise at an acceptable level of just under 3%.

Nevertheless, the Fed feared that the explosive strength in demand would eventually result in accelerating inflation and consequently tapped on the brakes to slow the economy. In this environment, bonds generally produced modest returns.

PERFORMANCE AND STRATEGY REVIEW

The fund slightly lagged its competitor funds over the last six months, posting a modest return as income was partially offset by a $0.05 decline in share price. Over the 12 months ended May 31, the fund produced a solid return, essentially in line with its peer group, as shown in the table.

----------------------
Performance Comparison
----------------------


Periods Ended 5/31/97             6 Months   12 Months
--------------------------------------------------------
Short-Term Bond Fund                 1.89%       6.28%
 ........................................................

Lipper Short Investment-Grade
Debt Funds Average                   2.05        6.31
 ........................................................

At the time of our last report to you in November, we had moved the fund's effective duration to 1.8 years, a somewhat defensive stance given the sharp drop in interest rates at that time. (Duration is a more accurate measure than maturity of a fund's price sensitivity to changes in interest rates. Shortening duration cushions declines in the fund's share price when interest rates rise.) This move proved advantageous as interest rates generally rose over the last six months. Given the continued risk of tightening by the Fed, we maintained this defensive stance, with a duration of 1.9 years as of May 31.

We continued to rely on sizable allocations in corporate and mortgage-backed securities, which, together with cash equivalents and asset-backed securities, account for more than 85% of fund assets. (See table following this letter.) We trimmed mortgages after a first-quarter rally decreased their yield advantage compared with Treasury issues. Nevertheless, they still represented 28% of fund assets, an overweighting compared with our Lipper peer group.

Most of our remaining assets were spread among a wide selection of high-quality corporate issues. Economic fundamentals continue to be in excellent shape, and there are few clouds on the horizon to threaten corporate earnings and financial strength.

Overall, our corporate exposure (excluding cash equivalents) represented 55% of assets on May 31. We increased corporate bonds in almost every sector, notably in banking, industrials, and consumer products after issues became available at attractive prices. Conversely, we trimmed our position in asset-backed securities after strong performance boosted their prices to less attractive levels. We will continue to maintain our emphasis on corporates as long as prospects for the economy remain good.

-----------------------
Quality Diversification
-----------------------

                           [PIE CHART APPEARS HERE]

AAA                         48%
AA                           7%
A                           24%
BBB                         20%
BB and Below                 1%

Edgar description: A pie chart showing diversification of assets by credit quality as of 5/31/97.

The fund continued to maintain a high level of credit quality, with nearly 80% of assets invested in issues rated A or higher. At this juncture, given the probability of higher short-term rates, we are reluctant to add to our positions in lower-quality issues, which currently offer below-average incremental return for the additional credit risk.

OUTLOOK

Some additional tightening of monetary policy remains a possibility this year as the Federal Reserve tries to dampen the economy's blistering pace. Credit markets may again be roiled by a higher federal funds rate, and other market interest rates may also inch upward.

However, with the economic expansion now in its seventh year, the prospects look good for a return to moderate growth with inflation remaining under control. Bonds should do well in this environment.

Respectfully submitted,

/s/ Edward A. Wiese

Edward A. Wiese
President and Chairman of the Investment Advisory Committee

June 17, 1997

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------


KEY STATISTICS

                                                             11/30/96  5/31/97
--------------------------------------------------------------------------------

Price Per Share                                                $4.70    $4.65
 ................................................................................

Dividends Per Share
 ................................................................................
    For 6 months                                                0.14     0.14
    ............................................................................
    For 12 months                                               0.28     0.27
    ............................................................................

Dividend Yield *
 ................................................................................
    For 6 months                                                5.99%    5.98%
    ............................................................................
    For 12 months                                               6.09     6.07
    ............................................................................

Weighted Average Maturity (years)                                2.4      2.4
 ................................................................................

Weighted Average Effective Duration (years)                      1.8      1.9
 ................................................................................

Weighted Average Quality **                                       AA       AA
 ................................................................................


* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.
** Based on T. Rowe Price research.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


--------------------
Portfolio Highlights
--------------------

SECTOR DIVERSIFICATION
                                                   Percent of       Percent of
                                                   Net Assets       Net Assets
                                                     11/30/96          5/31/97
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                31%              28%
 ................................................................................
Banking                                                    6               10
 ................................................................................
U.S. Treasury Obligations                                 14                9
 ................................................................................
Utilities                                                  8                8
 ................................................................................
Industrial                                                 4                7
 ................................................................................
Transportation                                             4                5
 ................................................................................
Finance and Credit                                         5                5
 ................................................................................
Asset-Backed Securities                                    7                5
 ................................................................................
Cash Equivalents                                           8                4
 ................................................................................
Retail                                                     2                4
 ................................................................................
Consumer Products                                          1                3
 ................................................................................
Insurance                                                  1                3
 ................................................................................
Media and Communications                                   3                3
 ................................................................................
U.S. Government Agency Obligations                         3                3
 ................................................................................
All Other                                                  3                2
 ................................................................................
Other Assets Less Liabilities                             --                1
--------------------------------------------------------------------------------
Total                                                    100%             100%

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


----------------------
Performance Comparison
----------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

                           [LINE GRAPH APPEARS HERE]

SHORT-TERM BOND FUND
--------------------

                   Lehman 1-3 Year Government/        Short-Term
                   Corporate Bond Index               Bond Fund
                   ---------------------------        ----------
5/87                        $10,000                     $10,000
5/88                         10,773                      10,702
5/89                         11,637                      11,460
5/90                         12,720                      12,362
5/91                         14,122                      13,555
5/92                         15,495                      14,813
5/93                         16,572                      15,910
5/94                         16,919                      16,126
5/95                         18,183                      16,675
5/96                         19,154                      17,439
5/97                         20,430                      18,534

------------------------------------
Average Annual Compound Total Return
------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 5/31/97                     1 Year  3 Years  5 Years  10 Years
------------------------------------------------------------------------------
Short-Term Bond Fund                       6.28%    4.75%    4.58%     6.36%
 ..............................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------

--------------------
Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                 Year                         3 Months++       Year
                                Ended                              Ended      Ended
                              5/31/97    5/31/96      5/31/95    5/31/94    2/28/94    2/28/93
NET ASSET VALUE
Beginning of period          $   4.64   $   4.72     $   4.85   $   5.00   $   5.09   $   5.05
                             ....................................................................
Investment activities
 Net investment income           0.27       0.29         0.29       0.07       0.31       0.33
 Net realized and
 unrealized gain (loss)          0.01      (0.08)       (0.13)     (0.15)     (0.09)      0.04
                             ....................................................................
 Total from
 investment activities           0.28       0.21         0.16      (0.08)      0.22       0.37
                             ....................................................................
Distributions
 Net investment income          (0.26)     (0.28)       (0.29)     (0.07)     (0.28)     (0.33)
 Tax return of capital          (0.01)     (0.01)          --         --      (0.03)        --
                             ....................................................................
 Total distributions            (0.27)     (0.29)       (0.29)     (0.07)     (0.31)     (0.33)
                             ....................................................................
NET ASSET VALUE
End of period                $   4.65   $   4.64     $   4.72   $   4.85   $   5.00   $   5.09
                             --------------------------------------------------------------------

Ratios/Supplemental Data

Total return                     6.28%      4.58%        3.41%     (1.65)%     4.36%      7.63%
 .................................................................................................
Ratio of expenses to
average net assets               0.74%      0.72%        0.79%      0.79%+     0.74%      0.76%
 .................................................................................................
Ratio of net investment
income to average
net assets                       5.91%      6.15%        6.09%      5.56%+     6.00%      6.59%
 .................................................................................................
Portfolio turnover rate         103.9%     118.7%       136.9%     222.8%+     90.8%      68.4%
 .................................................................................................
Net assets, end of period
(in thousands)               $373,284   $429,498     $493,726   $601,924   $668,066   $556,330
 .................................................................................................

+  Annualized.
++ The fund's fiscal year-end was changed to May 31.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------

                                                                    May 31, 1997


Statement of Net Assets
-----------------------

                                                                    Par          Value
                                                                    In thousands
CORPORATE BONDS AND NOTES  50.0%

Banking  9.8%

Banco Latinoamericano, (144a), 6.97%, 10/16/00                   $ 4,650        $ 4,640
 ..........................................................................................
Chase Manhattan, Sub. Notes, 8.00%, 4/15/02                        4,050          4,051
 ..........................................................................................
First National Bank of Commerce, Sr. Notes, 6.50%, 1/14/00         4,450          4,430
 ..........................................................................................
Firstar, Sub. Notes, 7.15%, 9/1/00                                 2,700          2,714
 ..........................................................................................
Keycorp Institutional Capital, (144a), 6.625%, 6/1/99              4,500          4,539
 ..........................................................................................
MBNA, Sr. Notes, 7.49%, 9/14/99                                    4,300          4,374
 ..........................................................................................
Mercantile Bankshares, Sr. Notes, (144a), 6.13%, 7/15/98+          3,500          3,490
 ..........................................................................................
Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02                  4,000          4,072
 ..........................................................................................
National City Capital Trust, Gtd. Notes, (144a), 6.75%, 6/1/99     4,400          4,412
 ..........................................................................................
                                                                                 36,722
                                                                                ..........
Consumer Products  3.4%

Grand Metropolitan Investment, Gtd. Notes, 6.50%, 9/15/99          4,450          4,447
 ..........................................................................................
Philip Morris, 7.25%, 9/15/01                                      4,300          4,311
 ..........................................................................................
RJR Nabisco, 8.625%, 12/1/02                                       3,630          3,703
 ..........................................................................................
                                                                                 12,461
                                                                                ..........
Finance and Credit  4.8%

Ciesco, MTN, (144a), 7.38%, 4/19/00+                               3,750          3,810
 ..........................................................................................
Countrywide Funding, MTN, 6.02%, 3/25/98                           5,000          4,991
 ..........................................................................................
General Electric Capital, MTN, 8.10%, 1/26/99                      5,000          5,147
 ..........................................................................................
Heller Financial, 7.875%, 11/1/99                                  3,780          3,876
 ..........................................................................................
                                                                                 17,824
                                                                                ..........
Industrials  6.9%

Black & Decker, 6.325%, 12/20/01                                   6,850          6,985
 ..........................................................................................
Cyprus Minerals, Deb., 10.125%, 4/1/02                             3,600          4,036
 ..........................................................................................
General Motors Acceptance Corporation, MTN
     6.625%, 4/24/00                                               4,400          4,386
 ..........................................................................................
IBM, 6.375%, 6/15/00                                               5,000          4,965
 ..........................................................................................
Lockheed Martin, Gtd. Notes, 6.55%, 5/15/99                        4,500          4,497
 ..........................................................................................
Westinghouse Credit, MTN, 9.04%, 6/1/98                            1,000          1,017
 ..........................................................................................
                                                                                 25,886
                                                                                ..........

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------

                                                                     Par           Value
-------------------------------------------------------------------------------------------
                                                                       In thousands
Insurance  3.1%

American Annuity Group Capital Trust, (144a), 7.25%, 9/25/01     $ 3,615         $ 3,619
 ...........................................................................................
Chubb, Deb., 8.75%, 11/15/99                                       3,338           3,437
 ...........................................................................................
USF&G, 7.00%, 5/15/98                                              4,600           4,633
 ...........................................................................................
                                                                                  11,689
                                                                                 ..........
Investment Dealers  1.2%

Lehman Brothers, MTN, 6.75%, 5/24/99                               4,450           4,458
 ...........................................................................................
                                                                                   4,458
                                                                                 ..........
Media and Communications  2.8%

Lucent Technologies, 6.90%, 7/15/01                                4,675           4,694
 ...........................................................................................
NWCG Holdings, Sr. Disc. Notes, Zero Coupon, 6/15/99               4,550           3,953
 ...........................................................................................
Tele-Communications, Sr. Notes, 9.25%, 4/15/02                     1,800           1,918
 ...........................................................................................
                                                                                  10,565
                                                                                 ..........
Petroleum  1.5%

Occidental Petroleum, MTN, 5.85%, 11/9/98                          2,975           2,950
 ...........................................................................................
PDV America, Sr. Notes, 7.25%, 8/1/98                              2,700           2,711
 ...........................................................................................
                                                                                   5,661
                                                                                 ..........
Retail  3.6%

Dayton Hudson, 9.40%, 2/15/01                                      4,725           5,077
 ...........................................................................................
Rite Aid, 6.70%, 12/15/01                                          3,575           3,530
 ...........................................................................................
Sears Roebuck & Company, MTN, 8.23%, 5/4/99                        4,800           4,946
 ...........................................................................................
                                                                                  13,553
                                                                                 ..........
Transportation  5.2%

Burlington Northern, 7.40%, 5/15/99                                2,775           2,821
 ...........................................................................................
Chilbar Shipping, 6.98%, 7/15/01                                   2,432           2,444
 ...........................................................................................
Delta Air Lines, ETC, 9.60%, 5/26 - 6/1/00                         2,960           3,151
 ...........................................................................................
Federal Express, 6.25%, 4/15/98                                    4,250           4,252
 ...........................................................................................
Qantas Airways Ltd., Sr. Notes, (144a), 7.50%, 6/30/03             2,275           2,310
 ...........................................................................................
Union Pacific, 7.00%, 6/15/00                                      4,500           4,502
 ...........................................................................................
                                                                                  19,480
                                                                                 ..........
Utilities  7.7%

Commonwealth Edison, 1st Mtg. Bonds, 6.25%, 2/1/98                 1,550           1,550
 ...........................................................................................
Consumers Energy, 1st Ref. Mtg. Bonds, 6.875%, 5/1/98              3,250           3,251
 ...........................................................................................
Midamerican Energy, Sr. Notes, 6.50%, 12/15/01                     4,450           4,373
 ...........................................................................................
Orange and Rockland Utilities, Deb., 6.14%, 3/1/00                 4,500           4,429
 ...........................................................................................
Pacific Gas and Electric, 1st Mtg. Bonds, 8.75%, 1/1/01            4,500           4,768
 ...........................................................................................

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------

                                                                     Par           Value
-------------------------------------------------------------------------------------------
                                                                       In thousands
Potomac Capital
  MTN
     6.38%, 10/6/97                                             $  1,500        $  1,500
     ......................................................................................
     6.61%, 3/16/98                                                1,000           1,001
 ...........................................................................................
Progress Capital Holdings, Gtd. Notes, (144a), 6.88%, 8/1/01       4,400           4,361
 ...........................................................................................
System Energy Resources, 1st Mtg. Notes, 7.625%, 4/1/99            3,250           3,296
 ...........................................................................................
                                                                                  28,529
                                                                                ...........
Total Corporate Bonds and Notes (Cost $186,931)                                  186,828
                                                                                ...........

ASSET-BACKED SECURITIES  4.6%

Auto-Backed  0.1%

USAA Auto Loan Grantor Trust, 5.00%, 11/15/99                        415             414
 ...........................................................................................
                                                                                     414
                                                                                ...........
Credit Card-Backed  2.6%

American Express Master Trust, 7.15%, 8/15/99                      4,750           4,802
 ...........................................................................................
MBNA Master Credit Card Trust, 5.838%, 3/15/01                     5,000           5,006
 ...........................................................................................
                                                                                   9,808
                                                                                ...........
Home Equity Loans-Backed  1.3%

Access Financial Mortgage Loan Trust, 6.90%, 5/18/11               4,450           4,452
 ...........................................................................................
U.S. Home Equity Loan, 8.50%, 4/15/21                                162             162
 ...........................................................................................
                                                                                   4,614
                                                                               ............
Receivables-Backed  0.6%

Harley Davidson Eaglemark, (144a), 6.35%, 10/15/02                 2,225           2,214
 ...........................................................................................
                                                                                   2,214
                                                                               ............
Total Asset-Backed Securities (Cost $17,179)                                      17,050
                                                                               ............

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  28.0%

U.S. Government Agency Asset-Backed  0.9%

Federal Home Loan Mortgage, REMIC, 6.92%, 1/25/12                  3,440           3,443
 ...........................................................................................
                                                                                   3,443
                                                                               ............
U.S. Government Agency Obligations  25.5%

Federal Home Loan Mortgage
     6.50%, 12/1/99                                                9,833           9,836
     ......................................................................................
     9.00%, 7/1/01 - 7/1/02                                        1,400           1,446
     ......................................................................................
     9.50%, 8/1/01 - 9/1/02                                          823             859
     ......................................................................................
     10.00%, 1/1/01 - 10/1/05                                        521             550
     ......................................................................................

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------

                                                                  Par    Value
---------------------------------------------------------------------------------
                                                                   In thousands

Federal Home Loan Mortgage
     11.00%, 8/1/00 - 2/1/01                                  $   403  $   430
     ............................................................................
  5 year balloon

     5.00%, 5/1 - 6/1/99                                        4,290    4,214
     ............................................................................
     6.00%, 4/1/99                                             10,566   10,523
     ............................................................................
     7.50%, 1/1/98 - 5/1/00                                     6,975    7,035
     ............................................................................
  7 year balloon

     7.00%, 6/1 - 11/1/99                                       7,061    7,100
     ............................................................................
     9.50%, 8/1/97                                                 55       55
     ............................................................................
  REMIC

     7.00%, 3/15/08                                             6,144    6,159
     ............................................................................
     7.50%, 1/15/21                                             1,432    1,451
     ............................................................................
     9.00%, 5/15/19                                             3,138    3,344
 .................................................................................
Federal National Mortgage Assn.

     5.50%, 11/1/05                                                99       96
     ............................................................................
     7.00%, 1/1/00 - 4/1/09                                    13,510   13,511
     ............................................................................
     11.00%, 10/1/00 - 1/1/01                                     194      204
     ............................................................................
  7 year balloon

     9.00%, 8/1/97 - 7/1/98                                     1,912    1,930
     ............................................................................
     9.50%, 6/1/97 - 1/1/98                                       115      116
     ............................................................................
  REMIC

     6.50%, 5/25/04                                             7,250    7,243
     ............................................................................
     7.50%, 8/25 - 11/25/05                                    12,770   12,863
     ............................................................................
  TBA, 9.00%, 5/1/05                                            5,891    6,134
 .................................................................................
                                                                        95,099
                                                                      -----------
U.S. Government Guaranteed Obligations  1.6%
Government National Mortgage Assn.

I

     8.50%, 2/15/05 - 3/15/06                                     708      731
     ............................................................................
     10.50%, 11/15/15                                             236      262
     ............................................................................
     13.00%, 11/15/12 - 4/15/15                                    85      100
     ............................................................................
GPM, I

     9.50%, 8/15 - 10/15/09                                       110      119
     ............................................................................
     11.00%, 8/15/10                                               60       66
     ............................................................................
     11.25%, 6/15/13 - 1/15/16                                    606      673
     ............................................................................
     11.75%, 7/15/13 - 11/15/15                                 2,013    2,262
     ............................................................................
     13.00%, 9/15/11                                                8        9
     ............................................................................
GPM, II, 11.00%, 9/20/13 - 4/20/14                                 12       13
 .................................................................................

T. Rowe Price Short-Term Bond Fund
-------------------------------------------------------------------------------


                                                                Par      Value
---------------------------------------------------------------------------------
                                                              In thousands
Government National Mortgage Assn.

  Midget, I

     9.00%, 7/15/01 - 2/15/06                              $    798   $    836
     ............................................................................
     9.50%, 5/15/01 - 4/15/05                                   218        228
     ............................................................................
     10.00%, 4/15/98 - 10/15/04                                 601        635
     ............................................................................
     11.50%, 5/15/00                                             12         13
 .................................................................................
                                                                         5,947
                                                                      ...........
Total U.S. Government Mortgage-Backed Securities (Cost $104,556)       104,489
                                                                      ...........
U.S. GOVERNMENT OBLIGATIONS  11.7%

U.S. Government Agency Obligations  2.5%

Federal Home Loan Mortgage, Deb., 6.725%, 8/15/00             5,250      5,229
 .................................................................................
Federal National Mortgage Assn., Deb., 6.15%, 12/14/01        4,300      4,186
 .................................................................................
                                                                         9,415
                                                                      ...........
U.S. Treasury Obligations  9.2%

U.S. Treasury Notes

     5.25%, 12/31/97                                          4,425      4,416
     ............................................................................
     6.125%, 8/31/98                                         25,000     25,039
     ............................................................................
     6.375%, 4/30/99                                          5,000      5,016
 .................................................................................
                                                                        34,471
                                                                      ...........
Total U.S. Government Obligations (Cost $ 43,869)                       43,886
                                                                      ...........
NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  0.4%

Great Western Bank, ARM, 5.87%, 11/25/26                      1,284      1,242
 .................................................................................
Salomon Mortgage Security VII, CMO, 7.249%, 11/25/20            151        148
 .................................................................................
Total Non-U.S. Government Mortgage-Backed Securities (Cost $ 1,439)      1,390
                                                                      ...........

CERTIFICATES OF DEPOSIT  2.7%

Norddeutsche Landesbank (London), 5.65%, 6/30/97             10,000     10,001
 .................................................................................
Total Certificates of Deposit (Cost $ 10,000)                           10,001
                                                                       ..........
COMMERCIAL PAPER  1.4%

Investments in Commercial Paper through a Joint Account
     5.60 - 5.69%, 6/2/97                                     5,265      5,265
 .................................................................................
Total Commercial Paper (Cost $  5,265)                                   5,265
                                                                      ...........

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------



                                                                         Value
----------------------------------------------------------------------------------
                                                                  In thousands

Total Investments in Securities

98.8% of Net Assets (Cost $369,239)                                   $ 368,909

Other Assets Less Liabilities                                             4,375
                                                                       ...........
NET ASSETS                                                            $ 373,284
                                                                       -----------
Net Assets Consist of:

Accumulated net investment income - net of distributions               $ (1,873)

Accumulated net realized gain/loss - net of distributions               (36,724)

Net unrealized gain (loss)                                                 (330)

Paid-in-capital applicable to 80,315,088 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized        412,211
                                                                       ...........
NET ASSETS                                                            $ 373,284
                                                                       -----------
NET ASSET VALUE PER SHARE                                                $ 4.65
                                                                       -----------


  +     Private Placement
  ARM   Adjustable Rate Mortgage
  CMO   Collateralized Mortgage Obligation
  ETC   Equipment Trust Certificate
  GPM   Graduated Payment Mortgage
  MTN   Medium Term Note
  REMIC Real Estate Mortgage Investment Conduit
  TBA To be announced security purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $6,188,000 at 5/31/97.
  144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 8.1% of net assets.



The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------

-----------------------
Statement of Operations
------------------------------------------------------------------
In thousands
                                                           Year
                                                          Ended
                                                        5/31/97
Investment Income

Interest income                                         $27,828
                                                        ..........
 Expenses
 Investment management                                    1,795
 Shareholder servicing                                      936
 Custody and accounting                                     202
 Registration                                                56
 Prospectus and shareholder reports                          53
 Legal and audit                                             24
 Directors                                                    9
 Miscellaneous                                                8
                                                        ..........
 Total expenses                                           3,083
                                                        ..........
Net investment income                                    24,745
                                                        ..........
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                   (2,019)
Change in net unrealized gain or loss on securities       2,935
                                                        ..........
Net realized and unrealized gain (loss)                     916
                                                        ..........
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                  $25,661
                                                        ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


----------------------------------
Statement of Changes in Net Assets
-------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                         5/31/97     5/31/96
 Increase (Decrease) in Net Assets

 Operations
  Net investment income                                $  24,745   $  29,537
  Net realized gain (loss)                                (2,019)     (1,431)
  Change in net unrealized gain or loss                    2,935      (6,222)
                                                       ........................
  Increase (decrease) in net assets from operations       25,661      21,884
                                                       ........................
 Distributions to shareholders
  Net investment income                                  (24,117)    (29,148)
  Tax return of capital                                     (628)       (504)
                                                       ........................
  Decrease in net assets from distributions              (24,745)    (29,652)
                                                       ........................
 Capital share transactions*
  Shares sold                                            132,508     176,621
  Distributions reinvested                                21,719      26,328
  Shares redeemed                                       (211,357)   (259,409)
                                                       ........................
  Increase (decrease) in net assets from capital
  share transactions                                     (57,130)    (56,460)
                                                       ........................
 Net Assets

 Increase (decrease) during period                       (56,214)    (64,228)
 Beginning of period                                     429,498     493,726
                                                       ........................
 End of period                                         $ 373,284   $ 429,498
                                                       ------------------------
*Share information
  Shares sold                                             28,457      37,389
  Distributions reinvested                                 4,666       5,582
  Shares redeemed                                        (45,418)    (54,882)
                                                       ........................
  Increase (decrease) in shares outstanding              (12,295)    (11,911)


The accompanying notes are an integral part of these financial statements.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
                                                                    May 31, 1997


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1 - Significant Accounting Policies

     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


     investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Commercial Paper Joint Account The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At May 31, 1997, the value of securities on loan was $2,424,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

     Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $181,065,000 and $200,930,000, respectively, for the year ended May 31, 1997. Purchases and sales of U.S. government securities aggregated $215,161,000 and $239,455,000, respectively, for the year ended May 31, 1997.

Note 3 - Federal Income Taxes

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $36,396,000, of which $373,000 expires in 1998, $52,000 in 2000, and $35,971,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended May 31, 1997. The results of operations and net assets were not affected by the reclassifications.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


     -------------------------------------------------------------------------
     Undistributed net investment income                         $  (340,000)
     Undistributed net realized gain                               3,734,000
     Paid-in-capital                                              (3,394,000)

     At May 31, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $369,239,000, and net unrealized loss aggregated $330,000, of which $1,239,000 related to appreciated investments and $1,569,000 to depreciated investments.

Note 4 - Related Party Transactions

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $137,000 was payable at May 31, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At May 31, 1997, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. (TRPS) is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Additionally, the fund is one of several T. Rowe Price mutual funds (the underlying funds) in which the T. Rowe Price Spectrum Income Fund (Spectrum) invests. In accordance with an agreement among Spectrum, the underlying funds, the manager, and TRPS, expenses from the operation of Spectrum are borne by the underlying funds based on each underlying fund's proportionate share of assets owned by Spectrum. The fund incurred expenses pursuant to these related party agreements totaling approximately $901,000 for the year ended May 31, 1997, of which $75,000 was payable at period-end.

T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------


---------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Short-Term Bond Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Short-Term Bond Fund, Inc. (the "Fund") at May 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1997 by correspondence with the custodian and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

     PRICE WATERHOUSE LLP
     Baltimore, Maryland
     June 18, 1997

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

  Investment Services And Information

     Knowledgeable Service Representatives

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person  Available in T. Rowe Price Investor Centers.

     Account Services

     Checking  Available on most fixed income funds ($500 minimum).

     Automatic Investing  From your bank account or paycheck.

     Automatic Withdrawal  Scheduled, automatic redemptions.

     Distribution Options  Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services  Including Tele*Access(R) and
     T. Rowe Price OnLine.

     Discount Brokerage*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     Investment Information

     Combined Statement  Overview of your T. Rowe Price accounts.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update  Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS                       BOND FUNDS
 .......................           .............................         ...........................
Domestic                          Domestic Taxable                      International/Global
Balanced                          Corporate Income                      Global Government Bond
Blue Chip Growth                  GNMA                                  Emerging Markets Bond
Capital Appreciation              High Yield                            International Bond
Capital Opportunity               New Income
Dividend Growth                   Short-Term Bond                       MONEY MARKET FUNDS
Equity Income                     Short-Term U.S. Government            ..........................
Equity Index                      Spectrum Income                       Taxable
Financial Services                Summit GNMA                           Prime Reserve
Growth & Income                   Summit Limited-Term Bond              Summit Cash Reserves
Growth Stock                      U.S. Treasury Intermediate            U.S. Treasury Money
Health Sciences                   U.S. Treasury Long-Term
Mid-Cap Growth                                                          Tax-Free
Mid-Cap Value                     Domestic Tax-Free                     California Tax-Free Money
New America Growth                California Tax-Free Bond              New York Tax-Free Money
New Era                           Florida Insured                       Summit Municipal
New Horizons*                     Intermediate Tax-Free                 Money Market
Science & Technology              Georgia Tax-Free Bond                 Tax-Exempt Money
Small-Cap Stock**                 Maryland Short-Term
Small-Cap Value*                  Tax-Free Bond                         BLENDED ASSET FUNDS
Spectrum Growth                   Maryland Tax-Free Bond                ..........................
Value                             New Jersey Tax-Free Bond              Personal Strategy Income
                                  New York Tax-Free Bond                Personal Strategy Balanced
International/Global              Summit Municipal Income               Personal Strategy Growth
Emerging Markets Stock            Summit Municipal Intermediate
European Stock                    Tax-Free High Yield                   T. ROWE PRICE NO-LOAD
Global Stock                      Tax-Free Income                       VARIABLE ANNUITY
International Discovery           Tax-Free Insured                      ..........................
International Stock               Intermediate Bond                     Equity Income Portfolio
Japan                             Tax-Free Short-Intermediate           International Stock Portfolio
Latin America                     Virginia Short-Term                   Limited-Term Bond Portfolio
New Asia                          Tax-Free Bond                         Mid-Cap Growth Portfolio
Spectrum International            Virginia Tax-Free Bond                New America Growth Portfolio
                                                                        Personal Strategy Balanced Portfolio
                                                                        Prime Reserve Portfolio

* Closed to new investors.
**Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:  1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Short-Term Bond Fund(R).


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.          F55-050  5/31/97